Exhibit 10.1

EPIX PHARMACEUTICALS, INC.

2008 STOCK OPTION AND INCENTIVE PLAN

Section 1.  General Purpose of the Plan; Definitions

The name of the plan is the EPIX Pharmaceuticals, Inc. 2008 Stock Option and Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and other key persons (including consultants and prospective employees) of EPIX Pharmaceuticals, Inc. (the “Company”) and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Administrator” means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non Employee Directors who are independent.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Deferred Stock Awards, Restricted Stock Awards, Unrestricted Stock Awards, Cash-Based Awards and Performance Share Awards.

“Award Agreement” means a written or electronic agreement setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Agreement is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Covered Employee” means an employee who is a “Covered Employee” within the meaning of Section 162(m) of the Code.

“Deferred Stock Award” means an Award of phantom stock units to a grantee.

“Effective Date” means the date on which the Plan is approved by stockholders as set forth in Section 20.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ Global Market or another national securities exchange, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Performance-Based Award” means any Restricted Stock Award, Deferred Stock Award, Performance Share Award or Cash-Based Award granted to a Covered Employee that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code and the regulations promulgated thereunder.

“Performance Criteria” means the criteria that the Administrator selects for purposes of establishing the Performance Goal or Performance Goals for an individual for a Performance Cycle. The Performance Criteria (which shall be applicable to the organizational level specified by the Administrator, including, but not limited to, the Company or a unit, division, group, or Subsidiary of the Company) that will be used to establish Performance Goals are limited to the following: earnings before interest, taxes, depreciation and amortization, net income (loss) (either before or after interest, taxes, depreciation and/or amortization), changes in the market price of the Stock, economic value-added, sales or revenue, acquisitions or strategic transactions, operating income (loss), cash flow (including, but not limited to, operating cash flow and free cash flow), return on capital, assets, equity, or investment, stockholder returns, return on sales, gross or net profit levels, productivity, expense, margins, operating efficiency, initiation or completion of clinical trials, results of clinical trials, preclinical drug development milestones, collaboration milestones earned, capital raising transactions, debt transactions, working capital, earnings (loss) per share of Stock, sales or market shares and number of customers, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group.

“Performance Cycle” means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Criteria will be measured for the purpose of determining a grantee’s right to and the payment of a Restricted Stock Award, Deferred Stock Award, Performance Share Award or Cash-Based Award.

“Performance Goals” means, for a Performance Cycle, the specific goals established in writing by the Administrator for a Performance Cycle based upon the Performance Criteria.

“Performance Share Award” means an Award entitling the recipient to acquire shares of Stock upon the attainment of specified Performance Goals.

“Restricted Stock Award” means an Award entitling the recipient to acquire, at such purchase price (which may be zero) as determined by the Administrator, shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Sale Event” shall mean (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation in which the outstanding shares of Stock are converted into or exchanged for securities of the successor entity and the holders of the Company’s outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the successor entity immediately upon completion of such transaction, or (iii) the sale of all of the Stock of the Company to an unrelated person or entity.

“Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Sale Event.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Stock” means the Common Stock, par value $0.01 per share, of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.

“Unrestricted Stock Award” means an Award of shares of Stock free of any restrictions.

Section 2.  Administration of Plan; Administrator Authority to Select Grantees and Determine Awards

(a) Administration of Plan.  The Plan shall be administered by the Administrator.

(b) Powers of Administrator.  The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i) to select the individuals to whom Awards may from time to time be granted;

(ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Deferred Stock Awards, Unrestricted Stock Awards, Cash-Based Awards and Performance Share Awards, or any combination of the foregoing, granted to any one or more grantees;

(iii) to determine the number of shares of Stock to be covered by any Award;

(iv) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of written instruments evidencing the Awards;

(v) to accelerate at any time the exercisability or vesting of all or any portion of any Award, including but not limited to termination of employment or a Sale Event;

(vi) subject to the provisions of Section 5(c), to extend at any time the period in which Stock Options may be exercised; and

(vii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

(c) Delegation of Authority to Grant Options.  Subject to applicable law, the Administrator, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Administrator’s authority and duties with respect to the granting of Options, to individuals who are (i) not subject to the reporting and other provisions of Section 16 of the Exchange Act and (ii) not Covered Employees. Any such delegation by the Administrator shall include a limitation as to the amount of Options that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.

(d) Award Agreement.  Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an

Award, the provisions applicable in the event employment or service terminates, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

(e) Indemnification.  Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

(f) Foreign Award Recipients.  Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

Section 3.  Stock Issuable Under the Plan; Mergers; Substitution

(a) Stock Issuable.  The maximum number of shares of Stock reserved and available for issuance under the Plan shall be equal to the sum of (i) 6,000,000, plus (ii) the number of shares of Stock underlying any grants pursuant to the EPIX Pharmaceuticals, Inc. Amended and Restated 1992 Incentive Plan that are forfeited, canceled, repurchased or are terminated (other than by exercise) from and after the date this Plan was approved by stockholders, plus (iii) the number of shares of Stock underlying any grants pursuant to this Plan that are forfeited, canceled, repurchased or are terminated (other than by exercise). Shares tendered or held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding shall not be available for future issuance under the Plan. In addition, upon exercise of Stock Appreciation Rights, the gross number of shares exercised shall be deducted from the total number of shares remaining available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options or Stock Appreciation Rights with respect to no more than 1,000,000 shares of Stock may be granted to any one individual grantee during any one calendar year period and no more than 6,000,000 shares of Stock shall be issued in the form of Incentive Stock Options. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

(b) Effect of Awards.  The grant of any full value Award (i.e., an Award other than an Option or a Stock Appreciation Right) shall be deemed, for purposes of determining the number of shares of Stock available for issuance under Section 3(a), as an Award of 1.5 shares of Stock for each such share of Stock actually subject to the Award. The grant of an Option or a Stock Appreciation Right shall be deemed, for purposes of determining the number of shares of Stock available for issuance under Section 3(a), as an Award for one share of Stock for each such share actually subject to the Award.

(c) Changes in Stock.  Subject to Section 3(d) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual grantee and the maximum number of shares that may be granted under a Performance-Based Award, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, (v) the number of Stock Options automatically granted to Non-Employee Directors, and (vi) the price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

(d) Mergers and Other Transactions.  Except as the Administrator may otherwise specify with respect to particular Awards in the relevant Award documentation, in the case of and subject to the consummation of a Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate, unless provision is made in connection with the Sale Event in the sole discretion of the parties thereto for the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree (after taking into account any acceleration provisions). In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a cash payment to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights to the extent then exercisable (after taking into account any acceleration provisions thereof) at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights; or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights held by such grantee. The Administrator may specify in the relevant Award agreements acceleration of exercisability or lapse of restriction upon the consummation of a Sale Event.

(e) Substitute Awards.  The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees, directors or other key persons of another corporation in connection with the merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 3(a).

Section 4.  Eligibility

Grantees under the Plan will be such full or part-time officers and other employees, Non-Employee Directors and key persons (including consultants and prospective employees) of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

Section 5.  Stock Options

(a) Grants of Stock Options.  Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

The Administrator in its discretion may grant Stock Options to eligible employees and key persons of the Company or any Subsidiary. Stock Options granted pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.

(b) Exercise Price.  The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

(c) Option Term.  The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.

(d) Exercisability; Rights of a Stockholder.  Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(e) Method of Exercise.  Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award Agreement:

(i) In cash, by certified or bank check or other instrument acceptable to the Administrator;

(ii) Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that are beneficially owned by the optionee and are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date and shall have been owned by the optionee for at least six months; or

(iii) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure.

Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award Agreement or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

(f) Annual Limit on Incentive Stock Options.  To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

Section 6.  Stock Appreciation Rights

(a) Exercise Price of Stock Appreciation Rights.  The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant.

(b) Grant and Exercise of Stock Appreciation Rights.  Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.

(c) Terms and Conditions of Stock Appreciation Rights.  Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Administrator but no Stock Appreciation Right shall be exercisable more than ten years after the date the Stock Appreciation Right is granted.

Section 7.  Restricted Stock Awards

(a) Nature of Restricted Stock Awards.  The Administrator shall determine the restrictions and conditions applicable to each Restricted Stock Award at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Restricted Stock Award is contingent on the grantee executing the Restricted Stock Award Agreement. The terms and conditions of each such Award Agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

(b) Rights as a Stockholder.  Upon execution of the Restricted Stock Award Agreement and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the Restricted Stock Award Agreement. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Stock shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Stock are vested as provided in Section 7(d) below, and (ii) certificated Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

(c) Restrictions.  Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Agreement. Except as may otherwise be provided by the Administrator either in the Award Agreement or, subject to Section 17 below, in writing after the Award Agreement is issued if a grantee’s employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Stock that has not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of unvested Restricted Stock that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.

(d) Vesting of Restricted Stock.  The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company’s right of repurchase or forfeiture shall lapse. Notwithstanding the foregoing, in the event that any such Restricted Stock granted to employees shall have a performance-based goal, the restriction period with respect to such shares shall not be less than one year, and in the event any such Restricted Stock granted to employees shall have a time-based restriction, the total restriction period with respect to such shares shall not be less than two years; provided, however, that Restricted Stock with a time-based restriction may become vested incrementally over such two-year period. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.” Except as may otherwise be provided by the Administrator either in the Award Agreement or, subject to Section 17 below, in writing after the Award Agreement is issued, a grantee’s rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the grantee’s termination of employment (or other service relationship) with the Company and its Subsidiaries and such shares shall be subject to the provisions of Section 7(c) above.

Section 8.  Deferred Stock Awards

(a) Nature of Deferred Stock Awards.  The Administrator shall determine the restrictions and conditions applicable to each Deferred Stock Award at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Deferred Stock Award is contingent on the grantee executing the Deferred Stock Award Agreement. The terms and conditions of each such Award Agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. Notwithstanding the foregoing, in the event that any such Deferred Stock Award granted to employees shall have a performance-based goal, the restriction period with respect to such Award shall not be less than one year, and in the event any such Deferred Stock Award granted to employees shall have a time-based restriction, the total restriction period with respect to such Award shall not be less than two years; provided, however, that any Deferred Stock Award with a time-based restriction may become vested incrementally over such two-year period. At the end of the deferral period, the Deferred Stock Award, to the extent vested, shall be settled in the form of shares of Stock. To the extent that a Deferred Stock Award is subject to Section 409A, it may contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order for such Award to comply with the requirements of Section 409A.

(b) Election to Receive Deferred Stock Awards in Lieu of Compensation.  The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of a Deferred Stock Award. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of phantom stock units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate.

(c) Rights as a Stockholder.  A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of a Deferred Stock Award.

(d) Termination.  Except as may otherwise be provided by the Administrator either in the Award Agreement or, subject to Section 17 below, in writing after the Award Agreement is issued, a grantee’s right in all Deferred Stock Awards that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

Section 9.  Unrestricted Stock Awards

Grant or Sale of Unrestricted Stock.  The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

Section 10.  Cash-Based Awards

Grant of Cash-Based Awards.  The Administrator may, in its sole discretion, grant Cash-Based Awards to any grantee in such number or amount and upon such terms, and subject to such conditions, as the Administrator shall determine at the time of grant. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash or in shares of Stock, as the Administrator determines.

Section 11.  Performance Share Awards

(a) Nature of Performance Share Awards.  The Administrator may, in its sole discretion, grant Performance Share Awards independent of, or in connection with, the granting of any other Award under the Plan. The Administrator shall determine whether and to whom Performance Share Awards shall be granted, the Performance Goals, the periods during which performance is to be measured, which may not be less than one year, and such other limitations and conditions as the Administrator shall determine.

(b) Rights as a Stockholder.  A grantee receiving a Performance Share Award shall have the rights of a stockholder only as to shares actually received by the grantee under the Plan and not with respect to shares subject to the Award but not actually received by the grantee. A grantee shall be entitled to receive shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the Performance Share Award agreement (or in a performance plan adopted by the Administrator).

(c) Termination.  Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 17 below, in writing after the Award agreement is issued, a grantee’s rights in all Performance Share Awards shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

Section 12.  Performance-Based Awards to Covered Employees

(a) Performance-Based Awards.  Any employee or other key person providing services to the Company and who is selected by the Administrator may be granted one or more Performance-Based Awards in the form of a Restricted Stock Award, Deferred Stock Award, Performance Share Awards or Cash-Based Award payable upon the attainment of Performance Goals that are established by the Administrator and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Administrator. The Administrator shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for any Performance Period. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Administrator, in its discretion, may adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of an individual (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development, (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or (iii) in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions provided however, that the Administrator may not exercise such discretion in a manner that would increase the Performance-Based Award granted to a Covered Employee. Each Performance-Based Award shall comply with the provisions set forth below.

(b) Grant of Performance-Based Awards.  With respect to each Performance-Based Award granted to a Covered Employee, the Administrator shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the Performance Criteria for such grant, and the Performance Goals with respect to each Performance Criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-Based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The Performance Criteria established by the Administrator may be (but need not be) different for each Performance Cycle and different Performance Goals may be applicable to Performance-Based Awards to different Covered Employees.

(c) Payment of Performance-Based Awards.  Following the completion of a Performance Cycle, the Administrator shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-Based Awards earned for the Performance Cycle. The Administrator shall then determine the actual size of each Covered Employee’s Performance-Based Award, and, in doing so, may reduce or eliminate the amount of the Performance-Based Award for a Covered Employee if, in its sole judgment, such reduction or elimination is appropriate.

(d) Maximum Award Payable.  The maximum Performance-Based Award payable to any one Covered Employee under the Plan for a Performance Cycle is 1,000,000 Shares (subject to adjustment as provided in Section 3(c) hereof) or $2,000,000 in the case of a Performance-Based Award that is a Cash-Based Award.

Section 13.  Transferability of Awards

(a) Transferability.  Except as provided in Section 13(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

(b) Administrator Action.  Notwithstanding Section 13(a), the Administrator, in its discretion, may provide either in the Award Agreement regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Awards (other than any Incentive Stock Options or Deferred Stock Awards) to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award.

(c) Family Member.  For purposes of Section 13(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.

(d) Designation of Beneficiary.  Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

Section 14.  Tax Withholding

(a) Payment by Grantee.  Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.

(b) Payment in Stock. Subject to approval by the Administrator, a grantee may elect to have the Company’s minimum required tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

Section 15.  Section 409A Awards

To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.

Section 16.  Transfer, Leave of Absence, Etc.

For purposes of the Plan, the following events shall not be deemed a termination of employment:

(a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

(b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

Section 17.  Amendments and Termination

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. Except as provided in Section 3(c) or 3(d), without prior stockholder approval, in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect repricing through cancellation and re-grants. To the extent required under the rules of any securities exchange or market system on which the Stock is listed, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 17 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(d).

Section 18.  Status of Plan

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

Section 19.  General Provisions

(a) No Distribution.  The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

(b) Delivery of Stock Certificates.  Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. All Stock certificates delivered pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

(c) Stockholder Rights.  Until Stock is deemed delivered in accordance with Section 19(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.

(d) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

(e) Trading Policy Restrictions.  Option exercises and other Awards under the Plan shall be subject to such Company’s insider trading policy and procedures, as in effect from time to time.

(f) Forfeiture of Awards under Sarbanes-Oxley Act.  If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, then any grantee who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company for the amount of any Award received by such individual under the Plan during the 12-month period following the first public issuance or filing with the United States Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement.

Section 20.  Effective Date of Plan

This Plan shall become effective upon approval by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present. No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the Plan is approved by the Board.

Section 21.  Governing Law

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS: March 4, 2008

DATE APPROVED BY STOCKHOLDERS: May 19, 2008

EPIX PHARMACEUTICALS INC. 2008 STOCK OPTION AND INCENTIVE PLAN
Incentive Stock Option Terms And Conditions
1.	Option Price. The price to be paid for each share of Common Stock upon exercise of the whole or any part of this Option shall be the amount set forth as the Option Price on the face of this Certificate, which is not less than 100% of the fair market value of a share of Common Stock, $0.01 par value, of the Company on the Date of Grant.

2.	Exercisability Schedule. This Option may be exercised with respect to the aggregate number of shares set forth in the Exercisability Schedule on the face of this Certificate at any time after the dates specified in such schedule; provided however, that this Option may not be exercised as to any shares after the expiration of ten (10) years from the Date of Grant.

3.	Method and Terms of Exercise. This Option may be exercised at any time, and from time to time, subject to the limitation of Section 2 above, up to the aggregate number of shares specified herein, but in no event for the purchase of other than full shares. Written notice of exercise shall be delivered to the Company specifying the number of shares with respect to which the Option is being exercised and a date not later than fifteen (15) days after the date of the delivery of such notice as the date on which the Optionholder will take up and pay for such shares. On the date specified in such notice, the Company will deliver to the Optionholder a certificate for the number of shares with respect to which the Option is being exercised against payment therefor in cash, by certified check or in such other form, including shares of Common Stock of the Company valued at their Fair Market Value on the date of delivery, as the Administrator may at the time of exercise approve. Shares may also be delivered through electronic book entries.

4.	Rights as a Stockholder or Employee. The Optionholder shall not be deemed, for any purpose, to have any rights whatever in respect of shares to which the Option shall not have been exercised and payment made as aforesaid. The Optionholder shall not be deemed to have any rights to continue employment by, or other business relationship with, the Company by virtue of the grant of this Option.
5.	Recapitalizations, Mergers, Etc. In the event that the Administrator determines that any stock dividend, split-up, combination or reclassification of shares, extraordinary cash dividend, recapitalization or other similar capital change affects the Common Stock of the Company such that adjustment is required in order to preserve the benefits or potential benefits of this Option, the maximum aggregate number and kind of shares or securities of the Company subject to this Option and the exercise price of this Option shall be appropriately adjusted by the Administrator (whose determination shall be conclusive) so that the proportionate number of shares or other securities subject to this Option and the proportionate interest of the Optionholder shall be maintained as before the occurrence of such event.

Upon the occurrence of an Acquisition Event (as defined below) (regardless of whether such event also constitutes Change in Control (as defined below)), the Administrator shall provide that this Option shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof; provided that if such Acquisition Event also constitutes Change in Control, except to the extent specifically provided to the contrary in this agreement or any other agreement between the Optionholder and the Company, such assumed or substituted options shall become immediately exercisable in full if, on or prior to eighteen (18) months following the date of the consummation of the Change in Control, a Termination Event (as defined below) occurs.

Notwithstanding the foregoing, if the acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for; this Option, then the

Administrator shall (x) upon written notice to the Optionholder, provide that all of the then unexercised portion of this Option (whether or not then exercisable) will become exercisable in full as of a specified time prior to the Acquisition Event and will terminate immediately prior to the consummation of such Acquisition Event, except to the extent exercised by the Optionholder before the consummation of such Acquisition Event, and/or (y) in the event of an Acquisition Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Acquisition Event (the “Acquisition Price”), provide that this Option shall terminate upon consummation of such Acquisition Event and the Optionholder shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to this Option (whether or not then exercisable), exceeds (B) the aggregate exercise price of this Option.
Following the occurrence of a Change in Control that does not also constitute an Acquisition Event, except to the extent specifically provided to the contrary in this agreement or any other agreement between the Optionholder and the Company, this Option shall become immediately exercisable in full if, on or prior to eighteen (18) months following the date of the consummation of the Change in Control, a Termination Event occurs.
(A)	An “Acquisition Event” shall mean:
(i)	any merger or consolidation of the Company with or into another entity as a result of which the Common Stock is converted into, or exchanged for, the right to receive cash, securities or other property; or

(ii)	any exchange of shares of the Company for cash, securities or other property pursuant to a statutory share exchange transaction; or

(iii)	any sale or exchange of all or substantially all of the assets of the Company in one (1) transaction or in a series of transactions; or

(iv)	a reorganization or liquidation of the Company.
(B)	“Change in Control” means the occurrence of any of the following events:
(i)	Merger/Sale of Assets. A (i) merger or consolidation of the Company whether or not approved by the Board of Directors, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or the parent of such corporation) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity or parent of such corporation outstanding immediately after such merger or consolidation, or (ii) the stockholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets; or

(ii)	Ownership. Any “Person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) becomes the “Beneficial Owner” (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities (excluding for this purpose the Company or its Affiliates or any employee benefit plan of the Company) pursuant to a transaction or a series of related transactions which the Board of Directors does not approve.

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(C)	“Cause” shall mean (i) conviction of any felony or any crime involving moral turpitude or dishonesty; (ii) participation in a fraud or act of dishonesty against the Company (or, if applicable, a successor corporation to the Company); (iii) willful and material breach of the Company’s policies (or, if applicable, a successor corporation to the Company); (iv) intentional and material damage to the Company’s property (or, if applicable, a successor corporation to the Company); or (v) material breach of the Optionholder’s confidentiality obligations or duties under the Optionholder’s nondisclosure, non-competition or other similar agreement with the Company (or, if applicable, a successor corporation to the Company).

(D)	“Termination Event” shall mean the termination of the Optionholder’s employment (i) by the Company or the acquiring or succeeding corporation without Cause; or (ii) by the Optionholder upon written notice given promptly after the Company’s or the acquiring or succeeding corporation’s taking any of the following actions, which actions shall not have been cured within a 30-day period following such notice: (a) the principal place of the performance of the Optionholder’s responsibilities (the “Principal Location”) is changed to a location outside of a 30-mile radius from the Principal Location immediately prior to the Change in Control Event; (b) there is a material reduction in the Optionholder’s salary; or (c) there is a material diminution in the scope of the Optionholder’s responsibilities without the Optionholder’s agreement or without Cause (excluding increases in responsibility and lateral moves to jobs with similar descriptions).

6.	Option Not Transferable. This Option is not transferable by the Optionholder otherwise than by will or the laws of descent and distribution, and is exercisable, during the Optionholder’s lifetime, only by him or her.

7.	Exercise of Option after Termination of Employment. If the Optionholder’s employment terminates with (i) the Company, or (ii) a corporation (or parent or subsidiary corporation of such corporation) issuing or assuming this Option, he or she may exercise this Option only to the extent exercisable within three (3) months from the date of termination. If his or her employment is terminated for reason of disability, such rights may be exercised within twelve (12) months from the date of termination. Upon the death of the Optionholder, those entitled to do so by the Optionholder’s will or the laws of decent and distribution shall have the right, at any time within twelve (12) months after the date of death, to exercise in whole or in part this Option to the extent it was exercisable by the Optionholder at the time of his or her death. This Option shall terminate, and no rights hereunder may be exercised, after the expiration of the applicable exercise period. Notwithstanding the foregoing provisions of this Section 7, no right under this Option may be exercised after the expiration of ten (10) years from the Date of Grant. Any portion of the Option that is not exercisable at the time of the Optionholder’s termination of employment shall immediately terminate and be of no further force and effect.
8.	Compliance with Securities Laws. It shall be a condition to the Optionholder’s right to purchase shares of Common Stock hereunder that the Company may, in its discretion, require (a) that the shares of Common Stock reserved for issue upon the exercise of this Option shall have been duly listed, upon official notice of issuance, upon any national securities exchange on which the Company’s Common Stock may then be listed, (b) that either (i) a registration statement under the Securities Act of 1933, as amended, with respect to said shares shall be in effect, or (ii) in the opinion of counsel for the Company the proposed purchase shall be exempt from registration under said Act and the Optionholder shall have made such undertakings and agreements with the Company as the Company may reasonably require, and (c) that such other steps, if any as counsel for the Company shall deem necessary to comply with any law, rule or regulation applicable to the issue of such shares by the Company shall have been taken by the Company or the Optionholder, or both. The certificates representing the shares purchased under this Option may contain such legends, as counsel for the Company shall deem necessary to comply with any applicable law, rule or regulation.

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9.	Payment of Taxes. Any exercise of this Option is conditioned upon the payment, if the Company so requests, by the Optionholder or his or her heirs by will or by the laws of decent and distribution, of all state and federal taxes required to be withheld in connection with such exercise. In the Administrator’s discretion, such minimum tax withholding obligations may be paid in whole or in part in shares of Common Stock, including retention of shares being purchased by the Optionholder, valued at their Fair Market Value on the date of delivery. The Company may to the extent permitted by law deduct any such minimum tax withholding obligations from any payment of any kind otherwise due to the Optionholder.

10.	Notice of Sale of Shares Required. The Optionholder agrees to notify the Company in writing within thirty (30) days of the disposition of one or more shares of stock, which were transferred to him or her pursuant to his or her exercise of this Option if such disposition occurs within two (2) years of the Date of Grant or within one (1) year after the transfer of such shares to him or her.

11.	Plan Incorporated by Reference. The Option is issued pursuant to the terms of the Plan. This Certificate does not set forth all of the terms and conditions of the Plan, which are incorporated herein by reference. Capitalized terms used and not otherwise defined herein have the meanings given to them in the Plan. Copies of the Plan may be obtained upon written request without charge from the Company.

12.	Section 422. This Option is intended to be treated as an Incentive Stock Option under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

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EPIX PHARMACEUTICALS INC. 2008 STOCK OPTION AND INCENTIVE PLAN
Nonstatutory Stock Option Terms And Conditions
1.	Option Price. The price to be paid for each share of Common Stock upon exercise of the whole or any part of this Option shall be the amount set forth as the Option Price on the face of this Certificate, which is not less than 100% of the fair market value of a share of Common Stock, $0.01 par value, of the Company on the Date of Grant.

2.	Exercisability Schedule. This Option may be exercised with respect to the aggregate number of shares set forth in the Exercisability Schedule on the face of this Certificate at any time after the dates specified in such schedule; provided however, that this Option may not be exercised as to any shares after the expiration of ten (10) years from the Date of Grant.

3.	Method and Terms of Exercise. This Option may be exercised at any time, and from time to time, subject to the limitation of Section 2 above, up to the aggregate number of shares specified herein, but in no event for the purchase of other than full shares. Written notice of exercise shall be delivered to the Company specifying the number of shares with respect to which the Option is being exercised and a date not later than fifteen (15) days after the date of the delivery of such notice as the date on which the Optionholder will take up and pay for such shares. On the date specified in such notice, the Company will deliver to the Optionholder a certificate for the number of shares with respect to which the Option is being exercised against payment therefor in cash, by certified check or in such other form, including shares of Common Stock of the Company valued at their Fair Market Value on the date of delivery, as the Administrator may at the time of exercise approve. Shares may also be delivered through electronic book entries.

4.	Rights as a Stockholder or Employee. The Optionholder shall not be deemed, for any purpose, to have any rights whatever in respect of shares to which the Option shall not have been exercised and payment made as aforesaid. The Optionholder shall not be deemed to have any rights to continue employment by, or other business relationship with, the Company by virtue of the grant of this Option.
5.	Recapitalizations, Mergers, Etc. In the event that the Administrator determines that any stock dividend, split-up, combination or reclassification of shares, extraordinary cash dividend, recapitalization or other similar capital change affects the Common Stock of the Company such that adjustment is required in order to preserve the benefits or potential benefits of this Option, the maximum aggregate number and kind of shares or securities of the Company subject to this Option and the exercise price of this Option shall be appropriately adjusted by the Administrator (whose determination shall be conclusive) so that the proportionate number of shares or other securities subject to this Option and the proportionate interest of the Optionholder shall be maintained as before the occurrence of such event.

Upon the occurrence of an Acquisition Event (as defined below) (regardless of whether such event also constitutes Change in Control (as defined below)), the Administrator shall provide that this Option shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof; provided that if such Acquisition Event also constitutes Change in Control, except to the extent specifically provided to the contrary in this agreement or any other agreement between the Optionholder and the Company, such assumed or substituted options shall become immediately exercisable in full if, on or prior to eighteen (18) months following the date of the consummation of the Change in Control, a Termination Event (as defined below) occurs.

Notwithstanding the foregoing, if the acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for; this Option, then the

Administrator shall (x) upon written notice to the Optionholder, provide that all of the then unexercised portion of this Option (whether or not then exercisable) will become exercisable in full as of a specified time prior to the Acquisition Event and will terminate immediately prior to the consummation of such Acquisition Event, except to the extent exercised by the Optionholder before the consummation of such Acquisition Event, and/or (y) in the event of an Acquisition Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Acquisition Event (the “Acquisition Price”), provide that this Option shall terminate upon consummation of such Acquisition Event and the Optionholder shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to this Option (whether or not then exercisable), exceeds (B) the aggregate exercise price of this Option.
Following the occurrence of a Change in Control that does not also constitute an Acquisition Event, except to the extent specifically provided to the contrary in this agreement or any other agreement between the Optionholder and the Company, this Option shall become immediately exercisable in full if, on or prior to eighteen (18) months following the date of the consummation of the Change in Control, a Termination Event occurs.
(A)	An “Acquisition Event” shall mean:
(i)	any merger or consolidation of the Company with or into another entity as a result of which the Common Stock is converted into, or exchanged for, the right to receive cash, securities or other property; or

(ii)	any exchange of shares of the Company for cash, securities or other property pursuant to a statutory share exchange transaction; or

(iii)	any sale or exchange of all or substantially all of the assets of the Company in one (1) transaction or in a series of transactions; or

(iv)	a reorganization or liquidation of the Company.
(B)	“Change in Control” means the occurrence of any of the following events:
(i)	Merger/Sale of Assets. A (i) merger or consolidation of the Company whether or not approved by the Board of Directors, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or the parent of such corporation) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity or parent of such corporation outstanding immediately after such merger or consolidation, or (ii) the stockholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets; or

(ii)	Ownership. Any “Person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) becomes the “Beneficial Owner” (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities (excluding for this purpose the Company or its Affiliates or any employee benefit plan of the Company) pursuant to a transaction or a series of related transactions which the Board of Directors does not approve.

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(C)	“Cause” shall mean (i) conviction of any felony or any crime involving moral turpitude or dishonesty; (ii) participation in a fraud or act of dishonesty against the Company (or, if applicable, a successor corporation to the Company); (iii) willful and material breach of the Company’s policies (or, if applicable, a successor corporation to the Company); (iv) intentional and material damage to the Company’s property (or, if applicable, a successor corporation to the Company); or (v) material breach of the Optionholder’s confidentiality obligations or duties under the Optionholder’s nondisclosure, non-competition or other similar agreement with the Company (or, if applicable, a successor corporation to the Company).

(D)	“Termination Event” shall mean the termination of the Optionholder’s employment (i) by the Company or the acquiring or succeeding corporation without Cause; or (ii) by the Optionholder upon written notice given promptly after the Company’s or the acquiring or succeeding corporation’s taking any of the following actions, which actions shall not have been cured within a 30-day period following such notice: (a) the principal place of the performance of the Optionholder’s responsibilities (the “Principal Location”) is changed to a location outside of a 30-mile radius from the Principal Location immediately prior to the Change in Control Event; (b) there is a material reduction in the Optionholder’s salary; or (c) there is a material diminution in the scope of the Optionholder’s responsibilities without the Optionholder’s agreement or without Cause (excluding increases in responsibility and lateral moves to jobs with similar descriptions).

6.	Option Not Transferable. This Option is not transferable by the Optionholder otherwise than by will or the laws of descent and distribution, and is exercisable, during the Optionholder’s lifetime, only by him or her.

7.	Exercise of Option after Termination. If the Optionholder’s service terminates (either as an employee, consultant or otherwise) with (i) the Company, or (ii) a corporation (or parent or subsidiary corporation of such corporation) issuing or assuming this Option, he or she may exercise this Option only to the extent exercisable within three (3) months from the date of termination. If his or her service is terminated for reason of disability, such rights may be exercised within twelve (12) months from the date of termination. Upon the death of the Optionholder, those entitled to do so by the Optionholder’s will or the laws of decent and distribution shall have the right, at any time within twelve (12) months after the date of death, to exercise in whole or in part this Option to the extent it was exercisable by the Optionholder at the time of his or her death. This Option shall terminate, and no rights hereunder may be exercised, after the expiration of the applicable exercise period. Notwithstanding the foregoing provisions of this Section 7, no right under this Option may be exercised after the expiration of ten (10) years from the Date of Grant. Any portion of the Option that is not exercisable at the time of the Optionholder’s termination of service shall immediately terminate and be of no further force and effect.
8.	Compliance with Securities Laws. It shall be a condition to the Optionholder’s right to purchase shares of Common Stock hereunder that the Company may, in its discretion, require (a) that the shares of Common Stock reserved for issue upon the exercise of this Option shall have been duly listed, upon official notice of issuance, upon any national securities exchange on which the Company’s Common Stock may then be listed, (b) that either (i) a registration statement under the Securities Act of 1933, as amended, with respect to said shares shall be in effect, or (ii) in the opinion of counsel for the Company the proposed purchase shall be exempt from registration under said Act and the Optionholder shall have made such undertakings and agreements with the Company as the Company may reasonably require, and (c) that such other steps, if any as counsel for the Company shall deem necessary to comply with any law, rule or regulation applicable to the issue of such shares by the Company shall have been taken by the Company or the Optionholder, or both. The certificates representing the shares purchased under this Option may contain such legends, as counsel for the Company shall deem necessary to comply with any applicable law, rule or regulation.

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9.	Payment of Taxes. Any exercise of this Option is conditioned upon the payment, if the Company so requests, by the Optionholder or his or her heirs by will or by the laws of decent and distribution, of all state and federal taxes required to be withheld in connection with such exercise. In the Administrator’s discretion, such minimum tax withholding obligations may be paid in whole or in part in shares of Common Stock, including retention of shares being purchased by the Optionholder, valued at their Fair Market Value on the date of delivery. The Company may to the extent permitted by law deduct any such minimum tax withholding obligations from any payment of any kind otherwise due to the Optionholder.

10.	Plan Incorporated by Reference. The Option is issued pursuant to the terms of the Plan. This Certificate does not set forth all of the terms and conditions of the Plan, which are incorporated herein by reference. Capitalized terms used and not otherwise defined herein have the meanings given to them in the Plan. Copies of the Plan may be obtained upon written request without charge from the Company.

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Director Form
EPIX PHARMACEUTICALS INC. 2008 STOCK OPTION AND INCENTIVE PLAN
Nonstatutory Stock Option Terms And Conditions
1.	Option Price. The price to be paid for each share of Common Stock upon exercise of the whole or any part of this Option shall be the amount set forth as the Option Price on the face of this Certificate, which is not less than 100% of the fair market value of a share of Common Stock, $0.01 par value, of the Company on the Date of Grant.

2.	Exercisability Schedule. This Option may be exercised with respect to the aggregate number of shares set forth in the Exercisability Schedule on the face of this Certificate at any time after the dates specified in such schedule; provided however, that this Option may not be exercised as to any shares after the expiration of ten (10) years from the Date of Grant.

3.	Method and Terms of Exercise. This Option may be exercised at any time, and from time to time, subject to the limitation of Section 2 above, up to the aggregate number of shares specified herein, but in no event for the purchase of other than full shares. Written notice of exercise shall be delivered to the Company specifying the number of shares with respect to which the Option is being exercised and a date not later than fifteen (15) days after the date of the delivery of such notice as the date on which the Optionholder will take up and pay for such shares. On the date specified in such notice, the Company will deliver to the Optionholder a certificate for the number of shares with respect to which the Option is being exercised against payment therefor in cash, by certified check or in such other form, including shares of Common Stock of the Company valued at their Fair Market Value on the date of delivery, as the Administrator may at the time of exercise approve. Shares may also be delivered through electronic book entries.

4.	Rights as a Stockholder or Director. The Optionholder shall not be deemed, for any purpose, to have any rights whatever in respect of shares to which the Option shall not have been exercised and payment made as aforesaid. The Optionholder shall not be deemed to have any rights to continue as a Director of the Company by virtue of the grant of this Option.
5.	Recapitalizations, Mergers, Etc. In the event that the Administrator determines that any stock dividend, split-up, combination or reclassification of shares, extraordinary cash dividend, recapitalization or other similar capital change affects the Common Stock of the Company such that adjustment is required in order to preserve the benefits or potential benefits of this Option, the maximum aggregate number and kind of shares or securities of the Company subject to this Option and the exercise price of this Option shall be appropriately adjusted by the Administrator (whose determination shall be conclusive) so that the proportionate number of shares or other securities subject to this Option and the proportionate interest of the Optionholder shall be maintained as before the occurrence of such event.

6.	Change in Control. Upon the occurrence of a Change in Control, this Option shall become fully exercisable. A “Change in Control” means the occurrence of any of the following events:
(i)	Merger/Sale of Assets. A (i) merger or consolidation of the Company whether or not approved by the Board of Directors, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or the parent of such corporation) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity or parent of such corporation outstanding immediately after such merger or consolidation, or (ii) the stockholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets; or
(ii)	Ownership. Any “Person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) becomes the “Beneficial Owner” (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities (excluding for this purpose the Company or its Affiliates or any employee benefit plan of the Company) pursuant to a transaction or a series of related transactions which the Board of Directors does not approve.
7.	Option Not Transferable. This Option is not transferable by the Optionholder otherwise than by will or the laws of descent and distribution, and is exercisable, during the Optionholder’s lifetime, only by him or her.

8.	Exercise of Option after Termination. If the Optionholder’s service terminates (either as a board member, consultant or otherwise) with (i) the Company, or (ii) a corporation (or parent or subsidiary corporation of such corporation) issuing or assuming this Option, he or she may exercise this Option only to the extent exercisable within six (6) months from the date of termination. If his or her Board membership is terminated for reason of disability, such rights may be exercised within twelve (12) months from the date of termination. Upon the death of the Optionholder, those entitled to do so by the Optionholder’s will or the laws of decent and distribution shall have the right, at any time within twelve (12) months after the date of death, to exercise in whole or in part this Option to the extent it was exercisable by the Optionholder at the time of his or her death. This Option shall terminate, and no rights hereunder may be exercised, after the expiration of the applicable exercise period. Notwithstanding the foregoing provisions of this Section 8, no right under this Option may be exercised after the expiration of ten (10) years from the Date of Grant. Any portion of the Option that is not exercisable at the time of the Optionholder’s termination of service shall immediately terminate and be of no further force and effect.
9.	Compliance with Securities Laws. It shall be a condition to the Optionholder’s right to purchase shares of Common Stock hereunder that the Company may, in its discretion, require (a) that the shares of Common Stock reserved for issue upon the exercise of this Option shall have been duly listed, upon official notice of issuance, upon any national securities exchange on which the Company’s Common Stock may then be listed, (b) that either (i) a registration statement under the Securities Act of 1933, as amended, with respect to said shares shall be in effect, or (ii) in the opinion of counsel for the Company the proposed purchase shall be exempt from registration under said Act and the Optionholder shall have made such undertakings and agreements with the Company as the Company may reasonably require, and (c) that such other steps, if any as counsel for the Company shall deem necessary to comply with any law, rule or regulation applicable to the issue of such shares by the Company shall have been taken by the Company or the Optionholder, or both. The certificates representing the shares purchased under this Option may contain such legends, as counsel for the Company shall deem necessary to comply with any applicable law, rule or regulation.

10.	Plan Incorporated by Reference. The Option is issued pursuant to the terms of the Plan. This Certificate does not set forth all of the terms and conditions of the Plan, which are incorporated herein by reference. Capitalized terms used and not otherwise defined herein have the meanings given to them in the Plan. Copies of the Plan may be obtained upon written request without charge from the Company.

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FORM OF DEFERRED STOCK AWARD AGREEMENT
UNDER THE EPIX PHARMACEUTICALS, INC.
2008 STOCK OPTION AND INCENTIVE PLAN
Name of Grantee:
No. of phantom stock units granted:
Grant Date:
     Pursuant to the EPIX Pharmaceuticals, Inc. 2008 Stock Option and Incentive Plan (the “Plan”) as amended through the date hereof, EPIX Pharmaceuticals, Inc. (the “Company”) hereby grants a deferred stock award consisting of the number of phantom stock units listed above (an “Award”) to the Grantee named above. Each phantom stock unit shall relate to one share of Common Stock, par value $0.01 per share (the “Stock”) of the Company specified above, subject to the restrictions and conditions set forth herein and in the Plan.
     1. Acceptance of Award. The Grantee shall have no rights with respect to this Award unless he or she shall have accepted this Award by signing and delivering to the Company a copy of this Award Agreement.
     2. Restrictions on Transfer of Award.
          (a) The Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee until (i) the phantom stock units have vested as provided in Section 3 of this Agreement and (ii) shares of Stock have been issued to the Grantee.
          (b) If the Grantee’s employment with the Company and its Subsidiaries is voluntarily or involuntarily terminated for any reason prior to the satisfaction of the vesting conditions set forth in Section 3 below, any phantom stock units that have not vested as of such date shall automatically and without notice terminate, be forfeited and be and become null and void, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested phantom stock units.
     3. Vesting of Phantom Stock Units. The restrictions and conditions in Section 2 of this Agreement shall lapse on the Vesting Date or Dates specified in the following schedule so long as the Grantee remains an employee of the Company or a Subsidiary on such Dates. If a series of Vesting Dates is specified, then the restrictions and conditions in Section 2 shall lapse only with respect to the number of phantom stock units specified as vested on such date.

Number of
Units Vested	Vesting Date
(___%)

(___%)

(___%)

(___%)

(___%)

     The Committee may at any time accelerate the vesting schedule specified in this Section 3.
     4. Dividend Equivalents.
          (a) If on any date the Company shall pay any dividend on shares of Stock of the Company, the number of phantom stock units credited to the Grantee shall, as of such date, be increased by an amount determined by the following formula:
          W = (X multiplied by Y) divided by Z, where:
          W = the number of additional phantom stock units to be credited to the Grantee on such dividend payment date;
X = the aggregate number of phantom stock units (whether vested or unvested) credited to the Grantee as of the record date of the dividend;
          Y = the cash dividend per share amount; and
          Z = the Fair Market Value per share of Stock (as determined under the Plan) on the dividend payment date.
          (b) In the case of a dividend paid on Stock in the form of Stock, including without limitation a distribution of Stock by reason of a stock dividend, stock split or otherwise, the number of phantom stock units credited to the Grantee shall be increased by a number equal to the product of (i) the aggregate number of phantom stock units that have been awarded to the Grantee through the related dividend record date, and (ii) the number of shares of Stock (including any fraction thereof) payable as dividend on one share of Stock. Any additional phantom stock units shall be subject to the vesting and restrictions of this Agreement in the same manner and for so long as the phantom stock units granted pursuant to this Agreement to which they relate remain subject to such vesting and restrictions, and shall be promptly forfeited to the Company if and when such phantom stock units are so forfeited.

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     5. Receipt of Shares of Stock.
          (a) As soon as practicable following each Vesting Date, the Company shall issue to the Grantee a certificate representing the number of shares of Stock equal to the aggregate number of phantom stock units credited to the Grantee that have vested pursuant to Section 3 of this Agreement on such date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares, including voting and dividend rights, and such shares of Stock shall not be restricted by the provisions hereof.
          (b) In the event that the Board of Directors in its discretion determines that any stock dividend, split-up, combination or reclassification of shares, recapitalization or other similar capital change affects the Stock of the Company such that adjustment is required in order to preserve the benefits or potential benefits of the phantom stock units granted under this Agreement, the number of phantom stock units subject to this Agreement shall be appropriately adjusted by the Committee (whose determination shall be conclusive).
          (c) Upon the occurrence of an Acquisition Event (as defined below) (regardless of whether such event also constitutes a Change in Control (as defined below)), the Committee shall provide that the phantom stock units granted under this Agreement shall be assumed, or equivalent phantom stock units shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) provided that if such Acquisition Event also constitutes a Change in Control, except to the extent specifically provided to the contrary in this Agreement or any other agreement between the Grantee and the Company, the restrictions and conditions of such assumed or substituted phantom stock units shall immediately lapse in full if, on or prior to eighteen (18) months following the date of the consummation of the Change in Control, a Termination Event (as defined below) occurs.
          (d) Notwithstanding the foregoing, if the acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, the phantom stock units granted under this Agreement, then the Committee shall issue to the Grantee the number of shares of Stock equal to the aggregate number of phantom stock units credited to the Grantee on such date in full satisfaction of such phantom stock units; provided, however, that in the event the Company is involved in a transaction in which shares of Stock will be exchanged for cash or other consideration, the Grantee shall receive cash or other consideration equal in value to the aggregate number of phantom stock units credited to the Grantee on the date of the Acquisition Event.
          (e) Following the occurrence of a Change in Control that does not also constitute an Acquisition Event, except to the extent specifically provided to the contrary in this Agreement or any other agreement between the Grantee and the Company, the restrictions and conditions of the phantom stock units granted under this Agreement shall immediately lapse in full if, on or prior to eighteen (18) months following the date of the consummation of the Change in Control, a Termination Event occurs.
          (f) An “Acquisition Event” shall mean:
          (i) any merger or consolidation of the Company with or into another entity as a result of which the Stock is converted into, or exchanged for, the right to receive cash, securities or other property;

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          (ii) any exchange of shares of the Company for cash, securities or other property pursuant to a statutory share exchange transaction;
          (iii) any sale or exchange of all or substantially all of the assets of the Company in one (1) transaction or in a series of transactions; or
          (iv) a reorganization or liquidation of the Company.
          (g) “Change in Control” means the occurrence of any of the following events:
          (i) Merger/Sale of Assets. (A) A merger or consolidation of the Company whether or not approved by the Board of Directors, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or the parent of such corporation) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity or parent of such corporation outstanding immediately after such merger or consolidation, or (B) the stockholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets; or
          (ii) Ownership. Any “Person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) becomes the “Beneficial Owner” (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities (excluding for this purpose the Company or its Affiliates or any employee benefit plan of the Company) pursuant to a transaction or a series of related transactions which the Board of Directors does not approve.
          (h) “Cause” shall mean (i) conviction of any felony or any crime involving moral turpitude or dishonesty; (ii) participation in a fraud or act of dishonesty against the Company (or, if applicable, a successor corporation to the Company); (iii) willful and material breach of the Company’s policies (or, if applicable, a successor corporation to the Company); (iv) intentional and material damage to the Company’s property (or, if applicable, a successor corporation to the Company); or (v) material breach of the Grantee’s confidentiality obligations or duties under the Grantee’s nondisclosure, noncompetition or other similar agreement with the Company (or, if applicable, a successor corporation to the Company).
          (i) “Termination Event” shall mean the termination of the Grantee’s employment (i) by the Company or the acquiring or succeeding corporation without Cause; or (ii) by the Grantee upon written notice given promptly after the Company’s or the acquiring or succeeding corporation’s taking any of the following actions, which actions shall not have been cured within a 30-day period following such notice: (A) the principal place of the performance of the Grantee’s responsibilities (the “Principal Location”) is changed to a location outside of a 30-mile radius from the Principal Location immediately prior to the Change in Control event; (B) there is a material reduction in the Grantee’s salary; or (C) there is a material diminution in the scope of the Grantee’s responsibilities without the Grantee’s agreement or without Cause (excluding increases in responsibility and lateral moves to jobs with similar descriptions).

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     6. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.
     7. Tax Withholding. The Grantee shall, not later than the date as of which the receipt of this Award becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Grantee may elect to have such minimum tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Stock to be issued.
     8. No Obligation to Continue Employment. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment of the Grantee at any time.
     9. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

EPIX PHARMACEUTICALS, INC.
By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned.

Dated:
Grantee’s Signature

Grantee’s name and address:

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